UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2017
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AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
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Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or vised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On June 2, 2017, Avadel Pharmaceuticals plc (the "Company") furnished to the holders of its ordinary shares and American Depositary Shares (collectively, "Holders") a copy of the Company's Irish statutory financial statements and related reports of the Company for the period beginning December 1, 2015 (date of incorporation) through December 31, 2016, which have been prepared pursuant to Irish law (collectively, the "Irish Statutory Accounts").  The Irish Statutory Accounts will be presented by management at the Company's Annual General Meeting of shareholders which is scheduled to be held at 12:00 Noon (Irish Standard Time) on Wednesday, June 28, 2017 at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.  The Irish Statutory Accounts were sent to Holders in advance of the Company's Annual General Meeting, as required by Irish law, under cover of a letter, a copy of which is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The Irish Statutory Accounts are based on the Company's financial statements which were prepared in accordance with U.S. generally accepted accounting principles ("US GAAP") and which were filed as part of the Company's Annual Report on Form 10-K; provided, however, that the Irish Statutory Accounts include disclosures and presentation formats required by the Republic of Ireland's Companies Act 2014 and which may not be required by US GAAP. A copy of the Irish Statutory Accounts is furnished as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

The Irish Statutory Accounts will also be available on the Company's website.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or as otherwise subject to liability of that section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

99.1	Cover letter mailed with Irish Statutory Accounts for the Avadel Pharmaceuticals plc 2017 annual general meeting of shareholders.
99.2	Irish Statutory Accounts for the period beginning December 1, 2015 through December 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC
By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: June 2, 2017

Exhibit Index

99.1	Cover letter mailed with Irish Statutory Accounts for the Avadel Pharmaceuticals plc 2017 annual general meeting of shareholders.
99.2	Irish Statutory Accounts for the period beginning December 1, 2015 through December 31, 2016.